Exhibit 99.1

Verano Announces the Opening of Zen Leaf New Kensington, the Company’s 15th

affiliated Pennsylvania Dispensary and 117th Location Nationwide

●	Zen Leaf New Kensington is the Company’s 15th affiliated Pennsylvania dispensary and fifth location in the greater Pittsburgh area, joining existing storefronts in Monroeville, Cranberry, Pittsburgh-Robinson and Washington.
●	Zen Leaf New Kensington is located at 215 Tarentum Bridge Rd, a thoroughfare that sees an average daily traffic count of 28,000 vehicles[1].
●	Verano’s active operations span 13 states, comprised of 117 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity.

CHICAGO, September 8, 2022 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the grand opening of its 15th affiliated Pennsylvania dispensary, Zen Leaf New Kensington, at 9 a.m. on Friday, September 9, following a ceremonial ribbon cutting at 8:45 a.m. Zen Leaf New Kensington, located at 215 Tarentum Bridge Road, is open Monday through Friday from 9 a.m. to 7 p.m., Saturday from 10 a.m. to 7 p.m., and Sunday from 10 a.m. to 4 p.m., local time.

Zen Leaf New Kensington is located in the greater Pittsburgh area in Westmoreland County near its border with Allegheny County, two of the state’s most populous counties with more than 350,000 and 1.23 million residents, respectively2. Zen Leaf New Kensington adds another convenient location for area patients in northeast Pittsburgh that compliments the Company’s existing four affiliated dispensaries across the Pittsburgh region in Monroeville, Cranberry, Pittsburgh-Robinson and Washington.

“Opening Zen Leaf New Kensington is another positive step forward for our business in Pennsylvania, one of Verano’s core markets,” said George Archos, Verano Founder and Chief Executive Officer. “We’re thrilled to expand our footprint to serve additional Pennsylvania patients and offer our suite of premium cannabis products, including a variety of signature Verano branded products we recently introduced in the Keystone State. We are excited to welcome patients at Zen Leaf New Kensington and look forward to continued growth across Pennsylvania for years to come.”

Zen Leaf New Kensington will offer a suite of cannabis therapeutics, including flower, topicals, and vapes. For additional convenience and accessibility, patients can choose to order ahead at ZenLeafDispensaries.com for express in-store or curbside pickup. For more information about Zen Leaf medical cannabis dispensaries, visit ZenLeafDispensaries.com

1 Source: Pennsylvania DOT

2 Source: U.S. Census

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, Savvy™ and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

Director, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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